UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________

FORM 8-K
____________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2019
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New Residential Investment Corp.
(Exact name of registrant as specified in its charter)
____________________________________

Delaware
(State or other jurisdiction
of incorporation)

001-35777 (Commission File Number)	45-3449660 (IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor New York, New York (Address of principal executive offices)	10105 (Zip Code)

Registrant’s telephone number, including area code (212) 479-3150

N/A
(Former name or former address, if
changed since last report.)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	NRZ	New York Stock Exchange
7.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NRZ PR A	New York Stock Exchange
7.125% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NRZ PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Issuance of Notes

On September 20, 2019, New Residential Investment Corp. (the “Company”), NRZ Advance Receivables Trust 2015-ON1 (an indirect subsidiary of the Company, the “Issuer”), HLSS Holdings, LLC (an indirect subsidiary of the Company, “HLSS”), Deutsche Bank National Trust Company (“Deutsche Bank”), PHH Mortgage Corporation (“PMC”), New Residential Mortgage LLC (a subsidiary of the Company, “NRM”), NewRez LLC d/b/a Shellpoint Mortgage Servicing (a subsidiary of the Company, “Shellpoint”), and Credit Suisse AG, New York Branch (“Credit Suisse”) entered into a financing transaction pursuant to which the Issuer issued $400,000,000 of rated receivables backed term notes (the “Series 2019-T3 Notes”).

The Series 2019-T3 Notes are all issued under that certain Third Amended and Restated Indenture, dated as of July 25, 2019, by and among the Issuer, Deutsche Bank, HLSS, Credit Suisse, PMC, NRM and Shellpoint (the “Indenture”) and the Series 2019-T3 Indenture Supplement thereto among the parties to the Indenture and the Company (the “Indenture Supplement”). A copy of the Indenture Supplement is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated by reference herein.

The proceeds of the Series 2019-T3 Notes were used to redeem the Series 2017-T1 Notes issued by the Issuer.

The Series 2019-T3 Notes are secured by servicer advance receivables made by PMC, Shellpoint and NRM and accrued and unpaid servicing fees payable under certain identified residential mortgage loan servicing agreements. The collateral securing the Series 2019-T3 Notes cross-collateralizes four other series of outstanding notes previously issued by the Issuer.

The Series 2019-T3 Notes bear fixed interest, varying by class, ranging from 2.5118% to 4.4338% per annum. The revolving period for the Series 2019-T3 Notes ends on September 15, 2022. If the Series 2019-T3 Notes are still outstanding at the end of the revolving period, the Issuer will be required to repay one-twelfth of the remaining principal balance of the Series 2019-T3 Notes each month until the principal balance of the Series 2019-T3 Notes is paid in full.

The events of default and target amortization events under the Series 2019-T3 Notes include customary events such as: (i) failure to satisfy an interest coverage test, (ii) failure to satisfy a collateral performance test measuring the ratio of collected advance reimbursements to the balance of advances; (iii) failure to deliver certain reports; (iv) material breaches of any of the transaction documents (subject to applicable cure periods), (v) non‑payment of principal, interest or other amounts when due, (vi) insolvency of PMC, HLSS, Shellpoint, NRM or the subsidiaries of HLSS party to the transaction documents; (vii) the Issuer becoming subject to registration as an “investment company” within the meaning of the 1940 Act; and (viii) PMC, Shellpoint or NRM failing to comply with the deposit and remittance requirements set forth in any pooling and servicing agreement or such definitive documents.

Upon the occurrence of an event of default or a target amortization event (including because of the end of the related revolving period) in respect of the Series 2019-T3 Notes, there is either an interest rate increase on the Series 2019-T3 Notes, a rapid amortization of all or a portion of the Series 2019-T3 Notes or an acceleration of principal repayment, or all of the foregoing.

Upon the occurrence and during the continuance of an event of default under the facility, the requisite percentage of the related noteholders may declare the Series 2019-T3 Notes and all other obligations of the applicable issuer immediately due and payable and may terminate the commitments. A bankruptcy event of default causes such obligations automatically to become immediately due and payable and the commitments automatically to terminate.

The definitive documents related to the Series 2019-T3 Notes contain customary representations and warranties, as well as affirmative and negative covenants. Affirmative covenants include, among others, reporting requirements, provision of notices of material events, maintenance of existence, maintenance of books and records, compliance with laws, compliance with covenants under the designated servicing agreements and maintaining certain servicing standards with respect to the advances and the related mortgage loans. Negative covenants include, among others, limitations on amendments to the designated servicing agreements and limitations on amendments to the procedures and methodology for repaying the advances or determining that advances have become non-recoverable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Issuer’s direct financial obligations under the notes is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1
Series 2019-T3 Indenture Supplement, dated as of September 20, 2019, to the Third Amended and Restated Indenture, dated as of July 25, 2019, by and among NRZ Advance Receivables Trust 2015-ON1, Deutsche Bank National Trust Company, PHH Mortgage Corporation, HLSS Holdings, LLC, New Residential Mortgage LLC, NewRez LLC d/b/a Shellpoint Mortgage Servicing, Credit Suisse AG, New York Branch and New Residential Investment Corp.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW RESIDENTIAL INVESTMENT CORP.
(Registrant)

/s/ Nicola Santoro, Jr.
Nicola Santoro, Jr.
Chief Financial Officer

Date: September 20, 2019